                                                                    EXHIBIT 10.1

                           AMENDMENT TO LOAN AGREEMENT
                            AND MODIFICATION OF NOTE

     THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") dated as of June 21, 2002 (the "Amendment Effective Date"), is made and entered into by and between EVANS SYSTEMS, INC., a Texas corporation (the "Borrower"), and CAIN, SMITH & STRONG, L.P, a Delaware limited partnership ("Lender") and successor-in-interest to CHASE BANK OF TEXAS, NATIONAL ASSOCIATION.

                                    RECITALS:

     WHEREAS, the Borrower and the Lender are parties to a Loan Agreement dated as of August 30, 1996, as heretofore amended (the "Loan Agreement"); and

     WHEREAS, the Borrower executed and delivered to the Lender (i) that certain promissory note dated August 4, 1997 in the original principal amount of $8,700,000, and (ii) that certain promissory note dated January 26, 2000 in the original amount of $1,000,000 (collectively, the "Notes"); and

     WHEREAS, the Borrower and the Lender have agreed, on the terms and conditions herein set forth, that the Loan Agreement and the Notes be amended in certain respects;

     NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS AGREED:

     SECTION 1. Definitions. Terms used herein that are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

     SECTION 2. Amendments to the Loan Agreement. From and after the Amendment Effective Date:

     (a) New Paragraph 2(e) of the Loan Agreement is hereby added, which shall read in its entirety as follows:

          (e) Upon execution of this Agreement and in consideration for Lender's agreement to discount the outstanding indebtedness of Borrower under this Loan Agreement by $700,000.00 and other consideration contained in this agreement, Borrower hereby agrees to convey to Lender the real property described on Exhibit "A" attached hereto, together with all buildings, fixtures and other improvements located thereon and all rights, easements, hereditaments and appurtenances related thereto. Notwithstanding the foregoing, Lender hereby agrees that in lieu of contributing said real property to the wholly owned limited partnerships set forth on Exhibit "A", the same shall be conveyed by Borrower directly to such limited partnerships.
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     (b) New Paragraph 2(f) of the Loan Agreement is hereby added, which shall read in its entirety as follows:

          (f) Upon execution of this Agreement and in consideration for Lender's extinguishment of the outstanding unsecured indebtedness of Borrower described on Schedule "A" attached hereto and other consideration contained in this agreement, Borrower hereby agrees to convey to Lender the real property described on Exhibit "A" attached hereto, together with all buildings, fixtures and other improvements located thereon and all rights, easements, hereditaments and appurtenances related thereto. Notwithstanding the foregoing, Lender hereby agrees that in lieu of contributing said real property to the wholly owned limited partnerships set forth on Exhibit "A", the same shall be conveyed by Borrower directly to such limited partnerships.

     (c) New Paragraph 2(g) of the Loan Agreement is hereby added, which shall read in its entirety as follows:

          (g) Upon execution of this Agreement and in consideration for Lender's extinguishment of the outstanding trust accounts of Borrower described on Schedule "B" attached hereto, Borrower hereby agrees to convey to Lender the real property described on Exhibit "A" attached hereto, together with all buildings, fixtures and other improvements located thereon and all rights, easements, hereditaments and appurtenances related thereto. Notwithstanding the foregoing, Lender hereby agrees that in lieu of contributing said real property to the wholly owned limited partnerships set forth on Exhibit "A", the same shall be conveyed by Borrower directly to such limited partnerships.

     (d) The real property conveyances described in paragraphs (a), (b) and (c) of this Section 2 shall be effected pursuant to the seven General Warranty Deeds attached hereto as Exhibit "D". In addition, Borrower shall deliver to Lender Environmental Indemnity Agreements for each of the parcels of real property described in the Exhibits to this Section 2, which shall be in the form of Exhibit "E" attached hereto.

     SECTION 3. Modification of Notes. On and after the Amendment Effective
Date:

     (a) The Notes are hereby modified by (i) reducing the aggregate outstanding principal balance of the Notes as of the Amendment Effective Date from $5,200,000.00 to $4,500,000.00, (ii) deferral of the principal payments under the Notes until July 1, 2007, which shall be the new Stated Maturity Date of the Notes, as such term is defined under the Loan Agreement, (iii) changing the interest rate (defined as Base Rate in the Loan Agreement) on the Notes to 10%, and (iv) deferral of interest payments under the Notes for a period of six moths from the Amendment Effective Date, with interest only thereafter for a period of 54 months. The entire unpaid principal balance together with accrued interest shall be due and payable on the Stated Maturity Date, if not paid sooner.

     SECTION 4. Release of Guarantor. In consideration for the agreement by J. L.Evans, Sr. ("Evans") to convey to JPMorganChase of 1,104,015 shares of common stock of the

                                       2
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Company beneficially owned by Evans, Lender hereby releases Evans from that certain Guaranty dated January 26, 2000, and all obligations and liabilities arising thereunder.

     SECTION 5. Additional Security Interest. In order to secure the prompt and unconditional payment of the indebtedness under the Loan Agreement and the Notes and in consideration for Lender's agreement to enter into this Amendment, Borrower hereby agrees to grant Lender a security interest in all of Borrower's property, to the extent not already encumbered by Lender, whether now existing or hereafter acquired, created or arising. Borrower hereby agrees to provide Lender with such assistance as may be reasonably requested in connection with carrying into effect the rights granted pursuant to this Section 5.

     SECTION 6. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Credit Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement, the Credit Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Credit Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in that certain Common Stock Purchase agreement between Borrower and Mauritz & Couey of even date herewith are true and correct in all respects on and as of the Amendment Effective Date.

     SECTION 7. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Lender, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the Other Credit Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

     SECTION 8. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

     SECTION 9. Descriptive Headings, Etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     SECTION 10. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter

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

hereof and superseded all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

     SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

     SECTION 12. Amended Definitions. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the amendment Effective Date the term
(i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and
(ii) references to any and all other Credit Documents shall mean such documents as amended as contemplated hereby.

                           [Intentionally Left Blank]

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

     THIS AMENDMENT AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         EVANS SYSTEMS, INC.,
                         a Texas corporation

                         By:
                            ----------------------------------------------
                         Name:
                              --------------------------------------------
                         Title:  President



                         CAIN, SMITH & STRONG, L.P,
                         a Delaware limited partnership

                         By:
                            ----------------------------------------------
                         Name:
                              --------------------------------------------
                         Title:
                               -------------------------------------------

     The undersigned hereby join in the execution of this Amendment to evidence their consent hereto and their acknowledgment that the Credit Documents executed by the undersigned shall continue to apply to the Loan Agreement, as amended hereby.

                                 CHEM-WAY SYSTEMS, INC.,
                                 a Texas corporation

                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


                                 WAY ENERGY SYSTEMS, INC.,
                                 a Delaware corporation

                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:  President


                                 DIAMOND MINI MART, INC.,
                                 a Texas corporation

                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:  President


                                 EDCO, INC.,
                                 a Texas corporation

                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------

                                EVANS OIL COMPANY, INC.,
                                a Texas corporation

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------



                                EDCO ENVIRONMENTAL SYSTEMS, INC.,
                                a Texas corporation

                                By:
                                   -----------------------------------------
                                Nae:
                                    ----------------------------------------
                                Title:
                                      --------------------------------------



                                IN & OUT MINI MART, INC.,
                                a Texas corporation

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

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                                 EXHIBITS A-D

                                    Omitted

                                 Schedules A-B

                                    Omitted

                                   Schedule B

                                 Trust Accounts

                                       13